Prospectus Supplement	August 14, 2009

Putnam Absolute Return Funds Prospectus dated December 22, 2008, as revised June 5, 2009
Putnam Absolute Return 100 Fund
Putnam Absolute Return 300 Fund
Putnam Absolute Return 500 Fund
Putnam Absolute Return 700 Fund

The section How do I buy fund shares? – Which class of shares is best for me? – How much you intend to invest is revised in its entirety to read as follows:

While investments of less than $100,000 can be made in any share class, Absolute Return 100 and 300 Funds’ class A and class M offer sales charge discounts starting at $100,000, and Absolute Return 500 and 700 Funds’ class A and class M offer sales charge discounts starting at $50,000.

PUTNAM INVESTMENTS	257887 8/09